AMENDED AND RESTATED PLEDGE AGREEMENT


               AMENDED AND RESTATED PLEDGE AGREEMENT (this "Agreement") is made as of July 28, 1998, between American Digital Communications, Inc., a Wyoming corporation (the "Pledgor"), and Pellinore Securities Corporation (for itself and as agent, the "Pledgee Agent").

               WHEREAS, as of April 17, 1998, the Pledgor and the Pledgee Agent entered into a Pledge Agreement (the "Old Pledge Agreement"), relating to the pledge of certain collateral by the Pledgor as security for the repayment of a certain Secured Demand Note, dated April 17, 1998, in the principal amount of $500,000 (the "Old Note"; the indebtedness represented by the Old Note is hereinafter referred to as the "Old Loan");

               WHEREAS, the Pledgor intends to borrow certain additional sums, in an amount not to exceed $350,000 (the "Additional Loan" and, together with the Old Loan, the "New Loan");

               WHEREAS, the investors entitled to the benefit of the Old Pledge Agreement (the "Old Investors"), have agreed that the collateral subject to the Old Pledge Agreement may secure the repayment of, in addition to the Old Loan, the Additional Loan;

               WHEREAS, simultaneously with the execution of this Amended and Restated Pledge Agreement, the Pledgor is issuing to the Pledgee Agent, for itself and as agent for the other investors listed on Exhibit A hereto (collectively, including the


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Pledgee Agent and the Old Investors,  the "Investors") a new Secured Demand Note
in the aggregate amount of up to $800,000 (the "New Note"), representing the aggregate amount lent by the Investors to the Pledgor;

               WHEREAS, simultaneously with the execution of this Amended and Restated Pledge Agreement, the Old Note is being delivered to the Pledgor, marked "cancelled";

               NOW THEREFORE, the Old Pledge Agreement is amended and restated as follows:

               1. Pledge. The Pledgor hereby grants a security interest to the Pledgee Agent in the following (collectively, the "Collateral"): (a) 418,387 common shares of Intek Global Corporation, a Delaware corporation (the "Intek Issuer"), represented by certificates Nos. 12529 (50,000 shs.); 12530 (50,000 shs.); 12531 (50,000 shs.); 12532 (50,000 shs.); 12533 (50,000 shs.); 12534
(50,000 shs.);  12535 (50,000 shs.);  12536 (50,000 shs.);  12537 (18,387 shs.);
(b) subject to Section 9 hereof, 429,999 shares of Common Stock of Ventel Inc, a corporation organized under the laws of Canada (the "Ventel Issuer" and, together with the Intek Issuer, the "Issuers"); (c) cash in the amount of $6,940; and (d) the proceeds of any of the foregoing. (The shares described in paragraphs (a) and (b) above, together with any additional securities of the Issuer subsequently pledged pursuant to paragraph 7 or 8 hereof, are hereinafter collectively referred to as the "Pledged Shares"). The Pledgee Agent shall hold the Collateral as security for the


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repayment of the New Loan,  and shall not encumber or dispose of the  Collateral except as provided in paragraph 10 herein.


               2. Delivery of Instruments. The Pledgor has previously delivered to the Pledgee Agent all certificates, instruments or other property representing or constituting any Pledged Shares. All additional certificates, instruments or other property representing or constituting any Pledged Shares received by the Pledgor after the date of this Amended and Restated Pledge Agreement shall be held by the Pledgor in trust for the Pledgee Agent and shall forthwith be delivered by the Pledgor to the Pledgee Agent as aforesaid. If at any time the Pledgee Agent notifies the Pledgor that additional endorsements or other instruments of transfer or assignment with respect to any of the Pledged Shares held by the Pledgee Agent are required, the Pledgor shall promptly execute the same in blank and deliver such endorsements or other instruments of transfer or assignment as the Pledgee Agent may request.

               3. Power of Attorney. The Pledgor hereby constitutes and irrevocably appoints the Pledgee Agent, with full power of substitution and revocation by the Pledgee Agent, as the Pledgor's true and lawful attorney-in-fact, for the purpose from time to time of carrying out the provisions of this Amended and Restated Pledge Agreement and taking any reasonable action and executing any instrument that the Pledgee Agent reasonably deems necessary or advisable to accomplish the purposes of this Amended and Restated Pledge Agreement, including, without limitation, to affix to certificates representing any Pledged Shares the


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endorsements  or other  instruments  of transfer or  assignment  delivered  with respect thereto and to transfer or cause the transfer of the Pledged Shares, or any part thereof, on the books of the Issuers. The power of attorney granted pursuant to this Amended and Restated Pledge Agreement and all authority hereby conferred are granted and conferred solely to protect the Pledgee Agent's interest in the Pledged Shares and shall not impose any duty upon the Pledgee Agent to exercise any power. This power of attorney shall be irrevocable as one coupled with an interest.

               4. Dividends. During the term of this Pledge Agreement, and so long as the Pledgor is not in default in the performance of any term of this Amended and Restated Pledge Agreement or in the payment of the principal or interest of the New Loan (a "Default"), the Pledgor shall be entitled to receive all dividends and other amounts paid in respect of the Pledged Shares and any other property of any kind received, receivable, distributed or distributable on or by reason of the Pledged Shares pledged hereunder, whether in the form of or by way of cash distributions, warrants, subscription rights, partial liquidation, conversion, prepayments or redemptions (in whole or in part), liquidation, or otherwise that may be made subsequent to the date hereof.

               5. Voting rights. During the term of this Amended and Restated Pledge Agreement, and so long as no Default has occurred and is continuing, the Pledgor may vote the Pledged Shares on all corporate questions, and the Pledgee Agent shall


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execute due and timely proxies in favor of the Pledgor to this end.

               6. Representations of Pledgor. The Pledgor represents and warrants to the Pledgee Agent that:

                    (a) the Pledgor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has all requisite power and authority to own, lease and operate its properties, to carry on its business as currently being conducted, to enter into this Amended and Restated Pledge Agreement and to perform its obligations hereunder and thereunder.

                    (b) the Pledgor has the corporate power and authority and the legal right to execute, deliver and perform this Amended and Restated Pledge Agreement and to grant the lien on the Pledged Shares contemplated hereby in favor of the Pledgee Agent, and all parties whose consent to the pledge made herein is required have given written consent to such pledge.

                    (c) The execution, delivery and performance of this Amended and Restated Pledge Agreement by the Pledgor and the granting of the lien on the Pledged Shares contemplated hereby have been duly authorized by all necessary corporate action and do not and will not (i) violate any applicable law, rule or regulation or any provision of the corporate charter or the by-laws of the Pledgor, (ii) conflict with, result in a breach of, or constitute a default under any provision of any indenture, mortgage or other material agreement or instrument to which the Pledgor is a party or by which it or its respective properties or


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assets is bound or subject or of any license,  judgment,  order or decree of any governmental authority having jurisdiction over the Pledgor or any of its activities, properties or assets or (iii) result in or require the creation or
imposition  of  any  lien,   security  interest,   charge  or  other  claims  or
encumbrances upon or with respect to any properties or assets now or hereafter owned by the Pledgor (other than the liens created hereunder).

                    (d) This Amended and Restated Pledge Agreement has been duly executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor enforceable against the Pledgor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

                    (e) No consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority and no consent of any other persons is required (i) for the execution, delivery and performance of this Amended and Restated Pledge Agreement by the Pledgor, (ii) for the pledge by the Pledgor of the Collateral to the Pledgee Agent pursuant to this Amended and Restated Pledge Agreement or (iii) for the exercise by the Pledgee Agent of the rights provided for in this Amended and Restated Pledge Agreement or the remedies in respect of the Pledged Shares pursuant to this Amended and Restated Pledge Agreement, except such as have been obtained, made or taken and are in full force and effect or may be required under


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federal or state  securities  laws in  connection  with any sale of the  Pledged
Shares.

                    (f) The Pledgor is the sole legal and beneficial owner of, and has valid and transferrable title to, the Pledged Shares, free and clear of all liens, security increases, charges or other claims or encumbrances, other than the lien in favor of the Pledgee Agent created by this Amended and Restated Pledge Agreement.

                    (g) There are, (i) as of December 31, 1997, a total of 42,254,930 shares of common stock of the Intek Issuer outstanding (computed assuming that all outstanding options and warrants and securities convertible into shares of common stock of the Intek Issuer have been exercised or converted, as the case may be), and (ii) as of March 31, 1998, 28,648,635 shares of common stock of the Ventel Issuer outstanding (computed assuming that all outstanding options and warrants and securities convertible into shares of common stock of the Ventel Issuer have been exercised or converted, as the case may be), in each case including the Pledged Shares. No other shares of capital stock of the Issuers are outstanding as of the date hereof.

                    (h) The Pledged Shares are not subject to any restrictions governing their issuance, transfer, ownership or control except as set forth in the organizational documents of the Issuers, true, correct and complete copies of which have been provided to the Pledgee Agent, or on the face of the certificates themselves and the Pledgor has the right to transfer the Pledged


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Shares free of any encumbrances and without  obtaining the consents of the other shareholders of the Issuers.

                    (i) Each Issuer was duly formed and is validly existing as a corporation under the laws of the jurisdiction of its incorporation.

                    (j) All actions required to create and perfect the lien of the Pledgee Agent in the Collateral have been taken and the liens on the Collateral in favor of the Pledgee Agent are superior in right to any rights or claims of any other person.

               7. Adjustments. If, during the term of this Amended and Restated Pledge Agreement any share dividend, reclassification, readjustment, or other change is declared or made in the capital structure of the Issuers, all new, substituted, and additional shares, or other securities, issued by reason of any such change shall be held by the Pledgee Agent under the terms of this Amended and Restated Pledge Agreement in the same manner as the originally pledged Pledged Shares.

               8. Warrants and rights. If, during the term of this Amended and Restated Pledge Agreement subscription warrants or any other rights or options are issued in connection with the Pledged Shares, the Pledgee Agent shall immediately assign the pledged warrants, rights, or options to the Pledgor. All new shares or other securities so acquired by the Pledgor shall be immediately assigned to the Pledgee Agent to be held under the terms of this Pledge Agreement in the same manner as the originally pledged Pledged Shares.


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               9. Payment of loan;  Release of  Collateral.  Upon payment of all principal and interest owed by the Pledgor pursuant to the New Loan, the Collateral shall automatically and without further action on the part of any party hereto be released from the pledge hereunder and Pledgee Agent shall promptly transfer to the Pledgor all the Collateral and all rights received by the Pledgee Agent with respect thereto. Notwithstanding the foregoing, effective the date upon which the principal amount of the New Loan outstanding is less than $400,000, the Ventel Pledged Shares shall automatically and without further action on the part of any party hereto be released from the pledge hereunder and the Pledgee Agent shall promptly transfer to the Pledgor all such Ventel Pledged Shares and all rights received by the Pledgee Agent as a result of the Pledgee Agent's record ownership thereof.
               10. Default. If the Pledgor defaults in the performance of any terms of this Amended and Restated Pledge Agreement, or in the payment on demand of the principal or interest of the New Loan, the Pledgee Agent shall have the rights and remedies provided in the Uniform Commercial Code in force in the State of New York at the date of this Amended and Restated Pledge Agreement. In addition to and in conjunction with such rights and remedies, the Pledgee Agent may, by giving five Business Days' notice to the Pledgor by registered mail, and without liability for any diminution in price that may have occurred, sell all the Pledged Shares in any manner that accords with applicable law. At any bona fide public sale the Pledgee


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Agent may purchase all or any part of the Pledged Shares.  The Pledgee Agent may retain out of the proceeds of any sale an amount equal to the principal and interest then due on the loan, plus the expenses of the sale, and shall pay any balance of the proceeds to the Pledgor. If the sale proceeds, together with any Collateral consisting of cash, are insufficient to cover the principal and interest of the New Loan and the sale expenses, the Pledgor shall remain liable to the Pledgee Agent for the resulting deficiency. As used herein, the term "Business Day" shall mean a day other than Saturday, Sunday or any other day on which banks located in the State of New York are authorized or obligated to close.
               11. Obligations of Pledgor. The Pledgor covenants to the Pledgee Agent that:

                    (a) The Pledgor will not sell, transfer or convey any interest in, or suffer or permit any lien, security interest, charge or other claim or encumbrance to exist on or with respect to, any of the Collateral except the lien created under this Amended and Restated Pledge Agreement; and

                    (b) The Pledgor will defend the Pledgee Agent's right, title and interest in, to and under the Collateral against the claims and demands of all persons wheresoever.

               12. Pledgee Agent as Agent. The Pledgee Agent is acting hereunder as agent for and on behalf of the Investors. Any action may be taken by the Pledgee Agent on behalf of the Investors without authorization, vote or other action on the part of the Investors.


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               13.    General Provisions.

               (a) No failure on the part of the Pledgee Agent to exercise,  and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Pledgee Agent of any right, power or remedy hereunder preclude any other or future exercise thereof, or the exercise of any other right, power or remedy. The representations, covenants and agreements of the Pledgor herein contained shall survive the date hereof.

               (b) This Amended and Restated Pledge Agreement and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally.

               (c) Any notice, demand, statement, request or consent made hereunder shall be in writing and delivered personally or sent to the party to whom the notice, demand or request is being made by Federal Express or other nationally recognized overnight delivery service, as follows, and shall be deemed given when delivered personally or one business day after being deposited with Federal Express or such other nationally recognized delivery service:

               If to the Investors or the Pledgee Agent:

                      To:    Pellinore Securities Corporation
                             745 Fifth Avenue
                             New York, NY 10151
                             Attn: J. Richard Messina

                      with a copy to:

                             Duquette & Tipton LLP
                             405 Lexington Avenue, Ste. 4500
                             New York, NY  10174
                             Attn:  David J. Duquette, Jr.


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               If to the Pledgor:

                      To:    American Digital Communications, Inc.
                             580 Granite Court
                             Pickering Ontario L1W 3Z4
                             CANADA

                      with a copy to:

                             Kramer, Levin, Naftalis & Frankel
                             919 Third Avenue
                             New York, NY 10022
                             Attn: Scott S. Rosenblum, Esq.

provided that any notice, request or demand to or upon the Pledgee Agent shall not be effective until actually received. Any notices, requests or demands received on a day which is not a business day shall be deemed to have been received on the next following business day.

               (d) THIS AMENDED AND RESTATED PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT.

               (e) The parties hereto hereby consents to the non-exclusive jurisdiction of the Supreme Court of the State of New York County and the United States District Court for the Southern District of New York with respect to any suit, claim, action or proceeding arising out of or related to this Agreement or the transaction contemplated hereby and hereby waives any objection which it may have now or hereafter to the venue of any suit, claim, action or proceeding arising out of or related to this


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Agreement  or the  transactions  contemplated  hereby and  brought in the courts specified above and also hereby waives any claims that any such suit, claim, action or proceeding has been brought in an inconvenient forum.


               (f) Notwithstanding anything to the contrary in this Amended and Restated Pledge Agreement, the Pledgee Agent's recourse for amounts payable by the Pledgor under this Amended and Restated Pledge Agreement shall be limited to the Collateral and any other collateral hereinafter specifically designated by the Pledgor or any other Person as security for the payment of such amounts; provided, however, that the foregoing shall not in any manner preclude or limit Pledgee Agent from (i) proceeding against the Pledgor by appropriate action to prevent or seek redress for any breach by the Pledgor of its obligations under this Amended and Restated Pledge Agreement of for any fraud or intentional misrepresentation by the Pledgor or (ii) exercising any of its rights or remedies with respect to the Pledged Shares or any other collateral or security for the New Note or from otherwise seeking enforcement of the New Note.

               (g)  If  any  provision  of  this  Amended  and  Restated  Pledge
Agreement is determined by a court of competent jurisdiction to be unenforceable, such provision shall be automatically reformed and construed so as to be valid, operative and enforceable to the maximum extent permitted by the law while most nearly preserving its original intent. The invalidity of any part of this Amended and Restated Pledge Agreement shall not


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render invalid the remainder of the Amended and Restated Pledge Agreement.

               (h) This Amended and Restated Pledge Agreement may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

               (i) The section headings in this Amended and Restated Pledge Agreement are for convenience of reference only and shall not affect the interpretation hereof.

                    IN  WITNESS   WHEREOF,   the  parties  have   executed  this
agreement.


                                    AMERICAN DIGITAL COMMUNICATIONS, INC.



                                     By: /s/ John G. Simmonds
                                         --------------------
                                             John G. Simmonds
                                             President



                                    PELLINORE SECURITIES CORP. FOR ITSELF
                                    AND AS AGENT FOR THE INVESTORS LISTED ON
                                    EXHIBIT A HERETO



                                       By: /s/ J. Richard Messina
                                           ----------------------
                                               J. Richard Messina
                                               President


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